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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2004

GAIAM, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description of Exhibit
99.1	Gaiam, Inc. First Quarter 2004 Earnings Press Release dated May 6, 2004

Item 12. Results from Operations and Financial Condition

        On May 6, 2004, Gaiam, Inc. issued a press release announcing its first quarter 2004 earnings. A copy of the press release is attached as Exhibit 99.1.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed as "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set for by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.
By:	/s/ JANET MATHEWS Janet Mathews, Chief Financial Officer

Date: May 6, 2004

Exhibit Index

99.1
Press release dated May 6, 2004 issued by Gaiam, Inc.

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  Item 7. Financial Statements and Exhibits
  Item 12. Results from Operations and Financial Condition
SIGNATURE
Exhibit Index